--------------------------------------------------------------------------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

--------------------------------------------------------------------------------








                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)


                                  JUNE 30, 2000

--------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

MANAGEMENT COMMENTS

Year-to-date, your Fund has appreciated strongly against the market. Since January the Fund's net asset value increased from $218.96 on December 31, 1999 to $234.80 on June 30, 2000. This represents a return of +7.2% while the S&P was -0.4% for the same period. In a challenging environment your account made significant progress during both the first and second quarters.

When looking at the negative performance of the market over the past 6 months, it is easy to underestimate the volatile investment landscape. Consider that the Federal Reserve has raised interest rates by a total of 1.75% in 6 increases since June 1999. This "headwind" has compressed P/E ratios, precipitated a long-expected shakeout within the Internet space, and raised concerns about corporate earnings growth. We have used this resultant volatility to selectively add high-quality and high-growth names to your portfolio. Some are new, technology oriented companies, and some are in more traditional businesses that utilize technology to improve their operations. Examples to date include Dell, First Data, Gateway, EMC, Kohl's, and Viacom.

While it's apparent that Dell, Gateway, and EMC fully participate in the "new economy", the connection is less obvious at First Data. First Data is the engine of e-commerce, as credit cards are the primary currency of the Net. Additionally, First Data is actively involved in other payment vehicles in the "virtual world" such as electronic checks. Your investment in Viacom through its merger with CBS becomes a dominant media concern with a significant number of unique franchises. Indeed, these franchises and their content can be distributed through multiple channels: television, radio, and the Internet. Kohl's is a highly disciplined retailer that uses the latest technology tools to manage their inventory and stock, and has just entered the Northeastern markets with great success.

As many technology stocks have corrected significantly since March, we have been opportunistic in adding several of these stocks into the Fund at much more reasonable multiples given their higher absolute growth rates. This kind of activity is made possible by our disciplined valuation system which signals when stocks become attractively priced given their earnings growth prospects. Our patience in waiting for reasonable P/E multiples has been rewarded in performance.

From a bigger picture perspective the foremost issue in investors' minds is where do we go from here? Specifically, has the Fed completed its tightening and are we heading into a recession? First, we believe the Fed is close to being done with its tightening, as more signs of a slowdown emerge and inflation remains under control. Second, we do not anticipate a recession. A vigilant Federal Reserve coupled with a more prudent venture capital environment should result in a less frothy, but still solid economy.

Looking ahead, there is ample reason to be optimistic about the performance of your Fund. For one, second quarter earnings for your companies are generally coming in on target to slightly above expectations. Additionally, your holdings are well balanced and offer greater growth prospects relative to the past. And finally, your Fund should benefit from a more favorable interest rate environment.

There is an interesting analogy between 2000 and 1994. In early 1994, the Fed commenced a 12-month process of raising interest rates seven times. Recall that during the second half of 1994, high-quality growth shares began a sustained period of out-performance.

We look forward to reporting to you again in January.

New York, N.Y.
July 31, 2000
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.0%
BANKS--2.4%
     Northern Trust Corporation............................................     29,524                  $   1,920,905
                                                                                                        -------------
COMPUTERS & BUSINESS EQUIPMENT--7.3%
     Dell Computer Corporation (a).........................................     55,000                      2,712,188
     EMC Corporation (a)...................................................      7,000                        538,562
     Gateway, Inc. (a).....................................................     43,500                      2,468,625
                                                                                                        -------------
                                                                                                            5,719,375
                                                                                                        -------------
DATA PROCESSING SERVICES--14.7%
     Automatic Data Processing, Inc........................................    152,928                      8,191,206
     First Data Corporation................................................     67,000                      3,324,875
                                                                                                        -------------
                                                                                                           11,516,081
                                                                                                        -------------
DRUGS & HEALTH CARE--19.2%
     Johnson & Johnson.....................................................     20,020                      2,039,537
     Lilly (Eli) & Company.................................................     24,032                      2,400,196
     Pfizer, Inc...........................................................    114,824                      5,511,552
     Stryker Corporation...................................................    118,000                      5,162,500
                                                                                                        -------------
                                                                                                           15,113,785
                                                                                                        -------------
DRUG STORES--4.8%
     CVS Corporation.......................................................     32,969                      1,318,760
     Walgreen Company......................................................     77,000                      2,478,437
                                                                                                        -------------
                                                                                                            3,797,197
                                                                                                        -------------
ELECTRICAL EQUIPMENT--4.3%
     General Electric Company..............................................     64,332                      3,409,596
                                                                                                        -------------
ELECTRONICS--8.1%
     Intel Corporation.....................................................     47,498                      6,349,889
                                                                                                        -------------
FINANCE  & BANKING--5.4%
     State Street Corporation..............................................     40,093                      4,252,364
                                                                                                        -------------
FOOD & BEVERAGE--5.3%
     Safeway, Inc. (a).....................................................     35,000                      1,579,375
     SYSCO Corporation.....................................................     61,000                      2,569,625
                                                                                                        -------------
                                                                                                            4,149,000
                                                                                                        -------------
MULTIMEDIA--2.0%
     Viacom, Inc., Class B (a).............................................     23,000                      1,568,313
                                                                                                        -------------
NETWORKING PRODUCTS--1.0%
     Cisco Systems, Inc. (a)...............................................     12,000                        762,750
                                                                                                        -------------
RESTAURANTS--1.9%
     McDonald's Corporation................................................     45,346                      1,493,584
                                                                                                        -------------



The accompanying notes are an integral part of these financial statements.


                                       2

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
RETAIL--18.7%
     Autozone, Inc. (a).................................................        95,324                  $   2,097,128
     Dollar General Corporation.........................................       324,141                      6,320,749
     The Gap, Inc.......................................................        41,000                      1,281,250
     The Home Depot, Inc................................................        49,000                      2,446,938
     Kohl's Corporation (a).............................................        45,000                      2,503,125
                                                                                                        -------------
                                                                                                           14,649,190
                                                                                                        -------------
SOFTWARE--2.9%
     Microsoft Corporation (a)..........................................        28,058                      2,244,640
                                                                                                        -------------
TOTAL COMMON STOCKS--(Cost $55,983,556) .................................                                  76,946,669
                                                                                                        -------------

SHORT TERM INVESTMENTS--2.3%                                                 PRINCIPAL
REPURCHASE AGREEMENTS--2.3%                                                   AMOUNT
   Agreement with State Street Bank & Trust Company,                         ---------
   3.500% dated 06/30/2000, to be repurchased at
   $1,833,535 07/03/2000, collateralized by $1,890,000
   U.S. Treasury Note, 5.750% maturing 11/30/2002
   (value $1,871,470).................................................       1,833,000                      1,833,000
                                                                                                        -------------

TOTAL SHORT TERM INVESTMENTS--(Cost $1,833,000) ......................                                      1,833,000
                                                                                                        -------------

TOTAL INVESTMENTS--(Cost $57,816,556)--100.3%                                                              78,779,669
OTHER ASSETS LESS LIABILITIES--(0.3)%                                                                        (212,988)
                                                                                                        -------------
NET ASSETS--100.0%                                                                                      $  78,566,681
                                                                                                        =============





(a)  No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at market value (Identified cost $ 55,983,556).............                  $  76,946,669
Repurchase agreements, at market value (cost $ 1,833,000).............................                      1,833,000
Cash .................................................................................                            414
Receivable for securities sold........................................................                      1,660,927
Receivable for Fund shares sold.......................................................                         10,000
Dividends and interest receivable.....................................................                         21,715
Other Assets..........................................................................                         42,232
                                                                                                        -------------
     Total Assets.....................................................................                     80,514,957
                                                                                                        -------------

LIABILITIES:
Payable for securities purchased......................................................                      1,644,794
Advisory fee payable..................................................................                        281,088
Other accrued expenses................................................................                         22,394
                                                                                                        -------------
     Total Liabilities................................................................                      1,948,276
                                                                                                        -------------
NET ASSETS............................................................................                  $  78,566,681
                                                                                                        =============

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 334,613 shares issued and outstanding)...............................                  $         335
Capital paid in excess of par.........................................................                     54,875,732
Undistributed net investment loss.....................................................                       (445,301)
Accumulated realized gain on investments - net........................................                      3,172,802
Unrealized appreciation on investments - net..........................................                     20,963,113
                                                                                                        -------------
NET ASSETS............................................................................                  $  78,566,681
                                                                                                        =============

Net asset value per share.............................................................                  $      234.80
                                                                                                        =============

Redemption price per share............................................................                  $      233.63
                                                                                                        =============



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................                  $     179,528
Interest..............................................................................                         39,322
                                                                                                        -------------
     Total investment income..........................................................                        218,850
                                                                                                        -------------

EXPENSES:
Investment advisory fees..............................................................                        550,144
Administrative fees...................................................................                         35,278
Custodian fees........................................................................                         25,840
Transfer agent fees...................................................................                         20,668
Directors fees........................................................................                         11,665
Registration fees.....................................................................                          7,528
Miscellaneous fees....................................................................                         13,028
                                                                                                        -------------
     Total expenses...................................................................                        664,151
                                                                                                        -------------

Net investment loss...................................................................                       (445,301)
                                                                                                        -------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments......................................................                      2,403,811
Net change in unrealized appreciation on investments..................................                      3,134,381
                                                                                                        -------------
Net gain on investments...............................................................                      5,538,192
                                                                                                        -------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                  $   5,092,891
                                                                                                        =============



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------

                                                                                  FOR THE
                                                                             SIX MONTHS ENDED          FOR THE YEAR
                                                                               JUNE 30, 2000               ENDED
                                                                                (UNAUDITED)          DECEMBER 31, 1999
                                                                             -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss.............................................                $    (445,301)          $    (698,803)
Net realized gain on investments................................                    2,403,811               4,910,178
Net change in unrealized appreciation
  on investments................................................                    3,134,381               1,270,838
                                                                                -----------------       ---------------
     Net increase in net assets
       from operations..........................................                    5,092,891               5,481,213
                                                                                -----------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments................................                            -              (4,226,490)
                                                                                -----------------       ---------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.......................................                    5,697,115              24,823,008
Shares issued to shareholders
     in reinvestment of distributions...........................                            -               4,139,027
Cost of redemptions.............................................                   (7,534,552)             (5,556,260)
                                                                                -----------------       ---------------
     Net (decrease)/increase in net assets from Fund
       share transactions.......................................                   (1,837,437)             23,405,775
                                                                                -----------------       ---------------
Net increase in net assets......................................                    3,255,454              24,661,498
                                                                                =================       ===============

NET ASSETS:
Beginning of period.............................................                   75,311,227              50,649,729
                                                                                -----------------       ---------------
End of period...................................................                $  78,566,681           $  75,311,227
                                                                                =================       ===============



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------

                                                             FOR THE
                                                            SIX MONTHS         FOR THE            FOR THE
                                                              ENDED             YEAR               YEAR
                                                          JUNE 30, 2000        ENDED               ENDED
                                                           (UNAUDITED)      DECEMBER 31, 1999   DECEMBER 31, 1998
                                                          --------------    ------------------  -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $   218.96         $    213.59         $    168.71
                                                           ----------         -----------         -----------
    Net investment loss............................             (1.33)              (2.03)              (2.21)
    Net realized and unrealized gain on
        investments................................             17.17               20.40               57.80
                                                           ----------         -----------         -----------
Net increase from investment operations............             15.84               18.37               55.59
Distributions to shareholders from net
    realized gains on investments..................                 -              (13.00)             (10.71)
                                                           -----------        -----------         -----------

Net asset value, end of period.....................        $   234.80         $    218.96         $    213.59
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)........................              7.23%               8.76%              33.30%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............              1.81%(b)            1.90%               1.94%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............                 -                   -                   -
Ratio of net investment loss to
    average net assets.............................             (1.21)%(b)          (1.10)%             (1.26)%
Portfolio turnover ................................                26%                 32%                 34%
Net assets, end of period (in thousands) ..........        $   78,567         $    75,311         $    50,650


-----------------------------------------------------------------------------------------------------------------


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

The chart above reflects the unaudited operating performance for the six months ended June 30, 2000 and the audited operating performance for the years ended December 31, 1999 and 1998, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------


                                                             FOR THE             FOR THE             FOR THE
                                                              YEAR                YEAR                YEAR
                                                              ENDED               ENDED               ENDED
                                                        DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995
                                                        -----------------   -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $   152.65         $    125.94         $    101.06
                                                           ----------         -----------         -----------
    Net investment loss............................             (1.87)              (1.81)              (1.15)
    Net realized and unrealized gain on
        investments................................             38.53               40.17               29.19
                                                           ----------         -----------         -----------
Net increase from investment operations............             36.66               38.36               28.04
Distributions to shareholders from net
    realized gains on investments..................            (20.60)             (11.65)              (3.16)
                                                           -----------        ------------        ------------

Net asset value, end of period.....................        $   168.71         $    152.65         $    125.94
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)........................             24.69%              30.64%              27.73%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............              2.13%               2.50%               2.50%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............              0.02%               0.28%               1.32%
Ratio of net investment loss to
    average net assets.............................             (1.35)%             (1.51)%             (1.36)%
Portfolio turnover ................................                79%                 76%                 76%
Net assets, end of period (in thousands) ..........        $   36,201         $    19,829         $    10,789


-----------------------------------------------------------------------------------------------------------------


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the six months ended June 30, 2000, the Fund did not make any distributions to shareholders.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Services Advisory Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $59,592 for the six months ended June 30, 2000.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2000, the Adviser's affiliate earned $65,163 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves. For the six months ended June 30, 2000, the Fund has paid a total of $11,250 to the Independent Directors for their services.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

4.  ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.  INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $19,000,159 and $20,707,583, respectively. As of June 30, 2000, unrealized appreciation and depreciation for Federal income tax purposes was $22,404,190 and $1,441,077, respectively. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $55,983,556.

6.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2000 and the year ended December 31, 1999, transactions in shares were as follows:

                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                   JUNE 30, 2000                DECEMBER 31, 1999


                                            SHARES              AMOUNT          SHARES            AMOUNT
                                            ------              ------          ------            ------
Sold                                        27,314          $5,697,115         113,012         $24,823,008

Reinvested                                       -                   -          19,319           4,139,027

Redeemed                                   (36,657)        (7,534,552)         (25,506)         (5,556,260)
                                     ---------------  ------------------   --------------   -----------------

Net increase/(decrease)                     (9,343)       $(1,837,437)         106,825         $23,405,775
                                     ---------------  ------------------   --------------   -----------------

7.  BENEFICIAL INTEREST
At June 30, 2000, no shareholder owned more than 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Marilyn G. Breslow                  President and Director
John C. Russell                     Vice President and Director
June Eichbaum                       Director
William Talcott May                 Director
Thomas R. LeViness                  Director
David J. Winkler                    Director
Susan G. Leber                      Treasurer
Lisa D. Levey                       Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174





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THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF
AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.